UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      April 7, 2015

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Material Amendment of a Material Definitive Agreement and Entry into a Material Definitive Agreement.

On April 8, 2015, AdCare Health Systems, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with MLV & Co. LLC, as representative of the several underwriters named thereto (collectively, the “Underwriters”), with respect to the sale by the Company of up to 575,000 shares (the “Shares”) of the Company’s 10.875% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), no par value per share and liquidation preference of $25.00 per share, through the Underwriters on a “best efforts” basis (the “Offering”). The Shares were offered to the public at $25.75 per share. The Offering closed on April 13, 2015.

The Shares were issued pursuant to a final prospectus supplement, dated April 8, 2015 and filed on April 9, 2015, with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (No. 333-201462), which was declared effective by the SEC on January 22, 2015. The Underwriting Agreement provided that the Underwriters would offer and sell the Shares for the Company on a “best efforts” basis, and the Underwriters were under no obligation to purchase any Shares for their own account or sell any specific number of dollar amount of securities. In connection with the offer and sale of the Shares by the Underwriters under the Underwriting Agreement, the Company paid the Underwriters an amount equal to 7% of the gross proceeds received by the Company in connection with the offering.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution under which the Company, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Certain of the Underwriters and their affiliates have provided in the past, and may provide from time to time in the future, certain financial advisory, investment banking and other services tor the Company and its affiliates in the ordinary course of their business, for which they have received, and may continue to receive, customary fees and commissions. The prior transactions include MLV & Co. LLC serving as Sole Book-Running Manager, and GVC Capital LLC serving as a Co-Manager, in the Company’s initial public offering of 450,000 shares of the Series A Preferred Stock in November 2012, and MLV & Co. LLC serving as Sole Book-Running Manager, and GVC Capital LLC and Northland Capital Markets serving as Co-Managers, in the Company’s follow-on underwritten public offering of 500,000 shares of the Series A Preferred Stock in October 2013. (Northland Capital Markets is the trade name for certain capital markets and investment banking activities of Northland Securities, Inc., member FINRA/SIPC.) In addition, from time to time, the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2015, the Company filed with the Secretary of State of the State of Georgia Articles of Amendment to the Company’s Articles of Incorporation, as amended (the “Articles of

Amendment”), to designate 600,000 shares of the Company’s authorized (but undesignated) preferred stock, no par value per share, as shares of Series A Preferred Stock, thereby increasing the aggregate number of shares of authorized Preferred Stock designated as Series A Preferred Stock from 950,000 shares to 1,550,000 shares, of which 1,525,000 shares were outstanding upon completion of the Offering. The Articles of Amendment were adopted by the Company’s Board of Directors, without shareholder action, pursuant to Section 14-2-601(e) of the Georgia Business Corporation Code. The Articles of Amendment do not otherwise affect the terms of the Series A Preferred Stock.

The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 13, 2015, the Company issued a press release announcing the closing of the Offering. The press release is attached as Exhibit 99.1 hereto.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On April 13, 2015, Rogers & Hardin LLP delivered to the Company an opinion with respect to the validity of the Shares and a tax opinion relating thereto, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, and incorporated herein by reference.

Item 9.01 Financial statements and Exhibits
(d)     Exhibits

1.1	Underwriting Agreement, dated April 8, 2015, by and between AdCare Health Systems, Inc. and MLV & Co. LLC, as the representative of the several underwriters named therein.

3.1	Articles of Amendment to the Articles of Incorporation of AdCare Health Systems, Inc., as amended, filed with the Secretary of State of the State of Georgia on April 7, 2015.

5.1	Opinion of Rogers & Hardin LLP, regarding the validity of the Shares.

8.1	Opinion of Rogers & Hardin LLP, regarding certain tax matters.
23.1    Consent of Rogers & Hardin LLP (contained in Exhibit 5.1 and 8.1 hereto).
99.1    Press Release, dated April 13, 2015, announcing the closing of the Offering.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2015	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated April 8, 2015, by and between AdCare Health Systems, Inc. and MLV & Co. LLC, as the representative of the several underwriters named therein.

3.1	Articles of Amendment to the Articles of Incorporation of AdCare Health Systems, Inc., as amended, filed with the Secretary of State of the State of Georgia on April 7, 2015.

5.1	Opinion of Rogers & Hardin LLP, regarding the validity of the Shares.

8.1	Opinion of Rogers & Hardin LLP, regarding certain tax matters.

23.1	Consent of Rogers & Hardin LLP (contained in Exhibit 5.1 and 8.1 hereto).

99.1	Press Release, dated April 13, 2015, announcing the closing of the Offering.

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